UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2019 (October 17, 2019)

SECURITY DEVICES INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132456	71-1050654
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

107 Audubon Road, Suite 201 Wakefield, MA	01880
(Address of principal executive offces)	(Zip Code)

Registrant’s telephone number, including area code (902) 582-6402

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SDEV	OTC QB
Common Stock, par value $0.001 per share	SDZ.CN	Canadian Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

            (a)        Resignation of Independent Registered Public Accounting Firm

            On October 17, 2019, Security Devices International Inc. (the “Company”) received notice from McGovern Hurley LLP (“McGovern Hurley”), the Company’s independent registered public accounting firm, stating that it will no longer be performing audit services for public entities registered with the U.S. Securities and Exchange Commission (the “Commission”) and resigning with immediate effect. The Company has appointed Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C., as the Company’s independent registered public accounting firm, effective as of October 28, 2019.

            The reports of McGovern Hurley on the financial statements of the Company as of and for the fiscal years ended November 30, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that (i) the audit reports on the financial statements of the Company as of and for the fiscal years ended November 30, 2018 and 2017 indicated that there was substantial doubt about the Company’s ability to continue as a going concern, and (ii) McGovern Hurley expressed no opinion on the effectiveness of the Company’s internal control over financial reporting, as the Company was not required to have, nor did the Company engage McGovern Hurley to perform, an audit of the Company’s internal control over financial reporting.

            During the Company’s fiscal years ended November 30, 2018 and 2017 and the subsequent interim period from December 1, 2018 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and McGovern Hurley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGovern Hurley, would have caused McGovern Hurley to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

            During the Company’s fiscal years ended November 30, 2018 and 2017 and the subsequent interim period from December 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that management concluded that, as of November 30, 2017, the Company’s internal controls over financial reporting were not effective due to a material weakness, which was identified and disclosed in Item 9A (Management’s Report on Internal Control over Financial Reporting) of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2017. In addition, management concluded that, as of November 30, 2018, February 28, 2019, May 31, 2019 and August 31, 2019, the Company’s disclosure controls and procedures were not effective due to a significant deficiency, which was identified and disclosed in Item 9A (Management’s Report on Internal Control over Financial Reporting) of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018 and Item 4 (Controls and Procedures) of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended February 28, 2019, May 31, 2019 and August 31, 2019, respectively.

            During the Company’s fiscal years ended November 30, 2018 and 2017 and the subsequent interim period from December 1, 2018 to the date of this report, the Company did not consult with McGovern Hurley regarding any of the matters set forth in Items 304(a)(2) of Regulation S-K.

            The Company has provided McGovern Hurley with a copy of the disclosures in this report and has requested that McGovern Hurley furnish it with a letter addressed to the Commission stating whether or not McGovern Hurley agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

            (b)        Appointment of New Independent Registered Public Accounting Firm

            On October 28, 2019, the Company engaged Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C. (“MHM”) as the Company’s new independent registered public accounting firm to perform independent audited services for the Company for the fiscal year ending November 30, 2019, effective as of October 28, 2019. During the Company’s fiscal years ended November 30, 2018 and 2017 and the subsequent interim period from December 1, 2018 to the date of this report, neither the Company nor anyone on the Company’s behalf has consulted with MHM regarding any of the matters described in Items 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

            (d)      Exhibits

Exhibit	Description	Method of Filing

16.1	Letter to Securities and Exchange Commission from McGovern Hurley LLP, dated October 29, 2019	Attached as Exhibit.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Devices International Inc.
(Registrant)

Date October 29, 2019
/s/ Bryan Ganz
(Signature)
Name: Bryan Ganz
Title: Chief Executive Officer